Contingent liabilities	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Contingent liabilities
55	Contingent liabilities

(a)
The Group leased certain properties and buildings from CSAH which were located in Guangzhou, Wuhan, Haikou, etc. However, such properties and buildings lack adequate documentation evidencing CSAH’s rights thereto. Pursuant to the indemnification agreement dated May 22, 1997 between the Group and CSAH, CSAH has agreed to indemnify the Group against any loss or damage arising from any challenge of the Group’s right to use the certain properties and buildings.

(b)
The Group entered into certain agreements with CSAH in prior years to acquire certain land use right and buildings from CSAH. The change of business registration of such land use right and buildings are still in progress. CSAH issued letters of commitment to the Company, committing to indemnify the Group against any claims from third parties to the Group, or any loss or damage in the Group’s operation activities due to lack adequate documentation of the certain properties and buildings, without recourse to the Group.

(c)
The Company and its subsidiary, Xiamen Airlines, entered into agreements with certain pilot trainees and certain banks to provide guarantees on personal bank loans amounting to RMB696 million (December 31, 2018: RMB696 million) that can be drawn by the pilot trainees to finance their respective flight training expenses. As at December 31, 2019, total personal bank loans of RMB275 million (December 31, 2018: RMB318 million), under these guarantees, were drawn down from the banks. During the year, no payment has been made by the Group (2018: RMB1 million) to the banks due to the default of payments of certain pilot trainees.